Exhibit 99.1

Expedia Group, Inc. Announces Pricing of Concurrent Private Offerings of Senior Notes and Convertible Senior Notes

SEATTLE, Washington – February 17, 2021 – Expedia Group, Inc. (“Expedia Group” or the “Company”) today announced that it has priced its private offering (the “Senior Notes Offering”) of $1 billion aggregate principal amount of unsecured 2.950% Senior Notes due 2031 (the "Senior Notes") and its private offering (the “Convertible Notes Offering”) of $900 million, which was increased from the previously announced offering size, aggregate principal amount of convertible unsecured 0% Senior Notes due 2026 (the “Convertible Notes”). The Senior Notes will be issued at a price of 99.081% of the aggregate principal amount. The Convertible Notes will be issued at a price of 100% of the aggregate principal amount, will not bear regular interest, and the principal amount of the notes will not accrete. The Senior Notes and Convertible Notes will be guaranteed by certain subsidiaries of Expedia Group. Expedia Group also granted the initial purchasers of the Convertible Notes an option to purchase up to an additional $100 million aggregate principal amount of the Convertible Notes in the Convertible Notes Offering.

The Convertible Notes will be convertible prior to the close of business on the business day immediately preceding November 15, 2025 only under certain circumstances and during certain periods, and irrespective of those circumstances, will be convertible on or after November 15, 2025 and prior to the close of business on the second scheduled trading day immediately preceding the maturity date. The conversion rate will initially be 3.9212 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to an initial conversion price of approximately $255.02 per share of common stock, which represents a premium of approximately 72.5% to the $147.84 per share closing price of Expedia Group common stock on February 16, 2021), subject to adjustment in certain circumstances. Upon conversion, the Convertible Notes may be settled, at Expedia Group’s election, in cash, shares of Expedia Group’s common stock or a combination of cash and shares of Expedia Group’s common stock. In addition, Expedia Group may redeem the Convertible Notes in certain circumstances and during specified periods.

Expedia Group estimates that the net proceeds from the Senior Notes Offering will be approximately $983 million, after deducting discounts and estimated offering expenses payable by Expedia Group. Expedia Group estimates that the net proceeds from the Convertible Notes Offering will be approximately $885 million (or approximately $983 million if the initial purchasers exercise their option to purchase additional Convertible Notes in full), after deducting discounts and estimated offering expenses payable by Expedia Group. Expedia Group intends to use the net proceeds from the Convertible Notes Offering and the Senior Notes Offering, in each case, if consummated, (A) if certain conditions are satisfied, to finance the redemption of all of its issued and outstanding 7.000% Senior Notes due 2025 (the “Redemption”), (B) if certain conditions are satisfied, to finance the previously announced tender offer for a portion of its issued and outstanding 6.250% Senior Notes due 2025 (the “Tender Offer”), and (C) to pay fees and expenses related to the foregoing, with any further remaining net proceeds to be used to repay, prepay, redeem or repurchase the Company’s indebtedness.

The Convertible Notes Offering is expected to close on February 19, 2021 and the Senior Notes Offering is expected to close on March 3, 2021. The closing of each of the Senior Notes Offering and the Convertible Notes Offering is subject to customary closing conditions, and there can be no assurance that the issuance and sale of the Senior Notes or of the Convertible Notes will be consummated.

The Senior Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A and outside the United States pursuant to Regulation S, in each case under the Securities Act of 1933, as amended (the “Securities Act”), and the Convertible Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act. The Senior Notes and the Convertible Notes have not been, and the Convertible Notes and the common stock, if any, issuable upon conversion of the Convertible Notes will not be, registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release does not constitute an offer to sell or a solicitation of an offer to purchase the Senior Notes, the Convertible Notes or any other securities, an offer to purchase or a solicitation of an offer to sell the 6.250% Senior Notes due 2025 or any other securities, or an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful. Any offer of Senior Notes or Convertible Notes will be made only by means of a confidential offering memorandum. This press release is not a notice of redemption or an obligation to issue a notice of redemption with respect to the 7.000% Senior Notes due 2025.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, but not limited to, those discussed in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, as well as those discussed elsewhere in our public filings with the Securities and Exchange Commission (“SEC”). COVID-19, and the volatile regional and global economic conditions stemming from it, and additional or unforeseen effects from the COVID-19 pandemic, could also give rise to or aggravate these risk factors, which in turn could materially adversely affect our business, financial condition, liquidity, results of operations (including revenues and profitability) and/or stock price. Further, COVID-19 may also affect our operating and financial results in a manner that is not presently known to us or that we currently do not consider to present significant risks to our operations. Other unknown or unpredictable factors also could have a material adverse effect on our business, financial condition and results of operations. Accordingly, readers should not place undue reliance on these forward-looking statements. The use of words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “goal,” “intends,” “likely,” “may,” “plans,” “potential,” “predicts,” “projected,” “seeks,” “should” and “will,” or the negative of these terms or other similar expressions, among others, generally identify forward-looking statements; however, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. We are not under any obligation to, and do not intend to, publicly update or review any of these forward-looking statements, whether as a result of new information, future events or otherwise, even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized. Please carefully review and consider the various disclosures made in this press release and in our reports filed with the SEC that attempt to advise interested parties of the risks and factors that may affect our business, prospects and results of operations.

About Expedia Group

Expedia Group is the world's travel platform, and our mission is to power global travel for everyone, everywhere. We believe travel is a force for good. Travel is an essential human experience that strengthens connections, broadens horizons and bridges divides. We leverage our platform and technology capabilities across an extensive portfolio of businesses and brands to orchestrate the movement of people and the delivery of travel experiences on both a local and global basis. Our family of travel brands includes: Brand Expedia®, Hotels.com®, Expedia® Partner Solutions, Vrbo®, Egencia®, trivago®, HomeAway®, Orbitz®, Travelocity®, Hotwire®, Wotif®, ebookers®, CheapTickets®, Expedia Group™ Media Solutions, CarRentals.com™, Expedia® Cruises™, Classic Vacations®, Traveldoo® and VacationRentals.com.

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